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                                                                [EX.-99.906CERT]

                                                                     Exhibit (b)


                           SECTION 906 CERTIFICATIONS


         In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                           By:      /s/ Stephen P. Fisher
                                    -----------------------------------------
                                    Stephen P. Fisher
                                    President and Principal Executive Officer

                           Date:    July 2, 2008

                           By:      /s/ Jack R. Benintende
                                    -----------------------------------------
                                    Jack R. Benintende
                                    Treasurer and Principal Financial and
                                    Accounting Officer

                           Date:    July 2, 2008